UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2021

LeMaitre Vascular, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue
Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-2266
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LMAT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2021, LeMaitre Vascular, Inc. (the “Company”) entered into an amendment (“Amendment”) to the agreement the Company previously entered into on October 11, 2019 with Admedus Ltd and certain of its subsidiaries (“Admedus”) for the purchase of the assets of Admedus’s CardioCel and VascuCel biologic patch business (the “Products”). Under the terms of the Amendment, the Company will assume responsibility for filing for regulatory approvals for the Products under the European Union Medical Device Regulation (“CE Mark Approvals”). Additionally, costs of obtaining the CE Mark Approvals will also be assumed by the Company and will be deducted from the $2 million earn-out associated with the CE Mark Approvals, which will be payable to Admedus in installments upon receipt of each Product approval.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The Company also entered into an amendment to a transition services agreement with Admedus, which extends the term of that agreement by nine months to July 11, 2023.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed as part of this Report:

Exhibit No.	Description

2.1	Amendment No. 1 to Asset Purchase Agreement dated October 11, 2019 between the Registrant and Admedus Ltd (now known as Anteris Technologies Ltd) and certain of its subsidiaries.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.

Dated: September 1, 2021	By	/s/ David B. Roberts
		Name:	David B. Roberts
		Title:	President

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 1 to Asset Purchase Agreement dated October 11, 2019 between the Registrant and Admedus Ltd (now known as Anteris Technologies Ltd) and certain of its subsidiaries.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)